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                                                                   Exhibit 10.22

                                 July 18, 1997


KILICO Realty Corporation and
Kemper Investors Life Insurance Company
c/o ZKS Real Estate Partners, LLC
225 W. Washington Street
Suite 1450
Chicago, Illinois 60606

Attention: Robert J. Korslin

     Re:  Triad Development Company
          -------------------------

Dear Bob:

     This letter (this "Agreement") sets forth the terms upon which The Prime Group, Inc. ("PGI"), or one or more of its affiliates or assigns (PGI, together with certain of its affiliates or assigns, depending on the context, is or are referred to herein as "Prime"), will purchase, and KILICO Realty Corporation, an Illinois corporation ("Realty"), KFC Portfolio Corp., a Delaware corporation ("KFC"), and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"; Realty, KFC and KILICO are sometimes referred to collectively herein as "Kemper"), will sell, the Kemper Triad Interests (defined below). Upon acceptance of this Agreement by Kemper, this Agreement will constitute the binding agreement of Kemper and Prime to proceed with the transactions described herein upon the terms and subject to the conditions set forth herein:

     1.  Agreement to Sell and Purchase.

     Upon and subject to the terms and conditions set forth in this Agreement, on the Closing Date (defined below), Kemper shall sell, transfer, convey, assign and deliver to Prime, and Prime shall purchase, acquire and accept from Kemper, all of the rights, title and interests (including debt and equity interests, if any) owned or held by Kemper (the "Kemper Triad Interests") in and to Triad Development Company, an Illinois limited partnership ("Triad"), all partnerships in which Triad has an interest (the "Building Partnerships"), Triad Parking Company, Ltd., a Tennessee limited partnership ("Parking Ltd."), and Triad Parking Corporation, a

Mr. Robert J. Korslin
July 18, 1997
Page 2


Tennessee corporation ("Parking Corp."; Triad, the Building Partnerships, Parking Ltd. and Parking Corp. are sometimes referred to herein collectively as the "Triad Entities" and individually as a "Triad Entity"), and in and to the property owned by any of the Triad Entities. The Kemper Triad Interests are more fully described on Exhibit A attached hereto. The Building Partnerships are listed on Exhibit B attached hereto. Kemper and Prime agree that the Kemper Triad Interests shall include any and all rights and interests, if any, which Kemper may have in and to any and all cash, deposits, and other funds in any bank accounts maintained by any of the Triad Entities and any and all securities held in the name of any of the Triad Entities as of the Closing Date. Kemper and Prime agree that, between the date of this Agreement and the Closing Date, unless otherwise specified in this Agreement, none of the Triad Entities shall make any distributions to any partner in any of the Triad Entities or otherwise use any of the funds of any of the Triad Entities for any purpose other than the payment of authorized operating expenses and other authorized expenses. Authorized operating expenses and other authorized expenses shall mean expenses set forth or identified in a budget duly authorized and approved by the general partner or general partners of Triad, a Building Partnership or Parking Ltd., as applicable, for one or more of the Triad Entities, and expenses otherwise duly authorized and approved by the general partner or general partners of Triad, a Building Partnership or Parking Ltd., as applicable.

     2.  Purchase Price.

          (a) The aggregate consideration for all of the Kemper Triad Interests shall be (i) the amount of the outstanding principal balance of the Parking Unsecured Note (as such term is defined on Exhibit A attached hereto) as of the Closing Date, together with all accrued but unpaid interest thereon as of the Closing Date, which amount shall be applied in repayment, in full, of such obligations, plus (ii) an amount equal to the difference between $1,750,000 and the total amount referred to in the preceding clause (i), plus (iii) the aggregate amount of capital contributions (other than any capital contributions made pursuant to paragraph 3(a) hereof), if any, made by Kemper to Triad from and after the date hereof, plus any and all accrued but unpaid interest thereon if and to the extent provided for in that certain Second Amended and Restated Agreement of Limited Partnership of Triad, entered as of April 15, 1991, effective as of December 27, 1990, as amended (the "Triad Partnership Agreement"), and
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Mr. Robert J. Korslin
July 18, 1997
Page 3


     (iv) the release and termination of all current or future standby credit enhancement obligations of Kemper and its affiliates (referred to herein as "Kemper Exiting Standby Credit Enhancement") with respect to the tax exempt bonds issued for the benefit of the Building Partnerships, which bonds are described on Exhibit G attached hereto (collectively the "Bonds"). In addition, at the Closing, Prime shall cause to be repaid to Kemper in full the outstanding principal balance of all Capital Loans (as such term is defined in the Triad Partnership Agreement), if any, made by Kemper to Prime after the date of this Agreement in accordance with the terms of the Triad Partnership Agreement, plus any and all accrued but unpaid interest thereon if and to the extent provided for in the Triad Partnership Agreement. The total of the sums described in the preceding clauses (i),
     (ii) and (iii) is referred to herein as the "Purchase Price".

          (b) The parties hereto acknowledge that (i) Parking Ltd. issued that certain Promissory Note, dated as of December 19, 1996 (the "Parking First Mortgage Note"), payable to the order of First Tennessee Bank National Association in the original principal amount of $1,150,000.00, which Parking First Mortgage Note evidences the obligation of Parking Ltd. to repay a non-recourse loan (the "Parking First Mortgage Loan") secured by a first mortgage on the property owned by Parking Ltd., and (ii) Nashville Office Building I, Ltd., one of the Building Partnerships, issued that certain Promissory Note, dated as of October 20, 1993 (the "Nashville First Mortgage Note"), payable to the order of First Tennessee Bank National Association in the original principal amount of $5,600,000.00, which Nashville First Mortgage Note evidences the obligation of Nashville Office Building I, Ltd. to repay a non-recourse loan (the "Nashville First Mortgage Loan") secured by a first mortgage on the property owned by Nashville Office Building I, Ltd. Prime will either repay in full, on or prior to the Closing, all amounts payable under the Parking First Mortgage Loan or assume, or take the Kemper Triad Interests in Parking Ltd. and the property owned by Parking Ltd. subject to, the Parking First Mortgage Loan, and Prime will either repay in full, on or prior to the Closing, all amounts payable under the Nashville First Mortgage Loan or assume, or take the Kemper Triad Interests in Nashville Office Building I, Ltd. and the property owned by Nashville Office Building I, Ltd. subject to, the Nashville First Mortgage Loan. At the Closing, unless either all amounts under the Parking First

Mr. Robert J. Korslin
July 18, 1997
Page 4

     Mortgage Loan have been paid in full or Prime has delivered to Kemper reasonably satisfactory evidence that Kemper has been fully released from all potential liabilities and obligations with respect to the Parking First Mortgage Loan, PGI shall execute and deliver to Kemper at Closing an indemnification agreement whereby PGI agrees to indemnify, defend and hold Kemper harmless from any and all loss, cost, damage, liability or expense (including reasonable attorneys' fees and legal expenses) with respect to Parking First Mortgage Loan. At the Closing, unless either all amounts payable under the Nashville First Mortgage Loan have been paid in full or Prime has delivered to Kemper reasonably satisfactory evidence that Kemper has been fully released from all potential liabilities and obligations with respect to the Nashville First Mortgage Loan, PGI shall execute and deliver to Kemper at Closing an indemnification agreement whereby PGI agrees to indemnify, defend and hold Kemper harmless from any and all loss, cost, damage, liability, or expense (including reasonable attorneys' fees and legal expenses) with respect to Nashville First Mortgage Loan.

     3.    Payment of Centre Square Land Loans; Waiver of Administrative Fees

          (a) Within one (1) Business Day following the execution and delivery by the parties hereto of this Agreement, each of PGI and Kemper shall contribute, or cause to be contributed, to Triad an amount equal to fifty percent (50%) of the difference between (i) the aggregate outstanding principal amount of the Centre Square Land Loans (as such term is defined on Exhibit A attached hereto), together with all accrued but unpaid interest thereon (but not including any late payment charges or interest at a default rate), less (ii) $200,000.00. The parties hereto hereby agree to cause Triad to pay to KFC, promptly following the receipt by Triad of the contributions described in the immediately preceding sentence, the aggregate amount of such contributions plus $200,000.00 of the cash in the bank accounts of the Triad Entities, in payment in full of all amounts due under the Centre Square Land Loans, and, in connection with such payment, KFC shall deliver to Prime, on behalf of Triad, the original Promissory Notes evidencing the Centre Square Land Loans, which Promissory Notes shall be marked "PAID IN FULL", and KFC shall release all collateral and other security securing the Centre Square Land Loans.

Mr. Robert J. Korslin
July 18, 1997
Page 5

          (b) Prime hereby waives its rights to receive, and agrees not to cause or accept payment of, any and all administrative fees or other fees payable to Prime from and after the date hereof by any of the Triad Entities, excepting only an overhead reimbursement fee in the amount of $6,250 per month.

          (c) Contemporaneously with the execution and delivery of this Agreement, Prime shall cause Parking Corp. to deliver to Kemper a certified copy of (i) the current Certificate of Limited Partnership of Parking Ltd.,
     (ii) the current Certificate of Incorporation of Parking Corp., (iii) the current By-Laws of Parking Corp., (iv) the current Shareholders Agreement of Parking Corp., (v) any other documents or agreements of which Parking Corp. is aware which may restrict the ability of Kemper to transfer its stock in Parking Corp. as contemplated by this Agreement and (vi) all amendments to any of the foregoing.

     4. Closing; Closing Date.

          (a) The sale and purchase of the Kemper Triad Interests (the "Closing") shall occur on a date (the "Closing Date") designated by Prime and reasonably acceptable to Kemper upon not less than five (5) Business Days (defined below) written notice to Kemper; provided, however, the Closing Date shall not be later than September 30, 1997 (the "Outside Closing Date"), subject to the provisions of Section 4(b) hereof;

          (b) Prime shall have the right to extend the Outside Closing Date for up to five (5) months (with the monthly periods ending October 31, 1997, December 1, 1997, December 31, 1997, February 2, 1998 and February 27,
     1998), on a month-for-month basis, by (i) the delivery by Prime to Kemper of written notice of such extension, which written notice must be delivered on or before the fifteenth (15th) day prior to the then applicable Outside Closing Date, as previously extended, and by the payment by Prime to Kemper of the sum of Two Hundred Thousand and no/100 Dollars ($200,000.00) for each one-month extension (the "Extension Payments"), and (ii) the taking of all actions required by Prime to cause a contemporaneous extension of the closing date to the end of the same monthly period under the terms of that certain Amended and Restated Agreement, dated as of the date hereof, among (A) PGI, Prime Group Limited Partnership and Prime 77

Mr. Robert J. Korslin
July 18, 1997
Page 6

     Fitness Center, Inc., (B) Realty, KILICO, Kemper Federal Life Assurance Company, FKLA Realty Corporation and KR 77 Fitness Center, Inc. (collectively, the "Kemper 77 Sellers"), and (C) 77 West Wacker Limited Partnership providing for, among other things, the purchase and sale of the interests in the Kemper 77 Sellers of all of their interests in the office building located at 77 West Wacker Drive, Chicago, Illinois. The Extension Payments shall not be refundable to Prime for any reason except as provided otherwise in Section 9(b) hereof, but one-half of the Extension Payments shall be credited against, and shall reduce, the Purchase Price.

     5.  Closing Deliveries.

          (a) At the Closing, Prime shall deliver to Kemper such documents reasonably requested by Kemper evidencing that Kemper and its affiliates have been released from all of their obligations under Kemper's Existing Standby Credit Enhancement and under the Standby Bond Purchase and Indemnity Agreements evidencing Kemper's Existing Standby Credit Enhancement.

          (b) At the Closing, Kemper shall deliver, or cause to be delivered, all instruments, certificates and other documents, reasonably acceptable to Prime, pursuant to which the Kemper Triad Interests are transferred, conveyed, assigned and delivered to Prime and pursuant to which Kemper releases any and all security interests held by Kemper in or with respect to the Kemper Triad Interests and the Triad Entities.

          (c) At the Closing, Kemper will release any and all security interests in units in Ambassador Apartments, L.P. securing any obligations to Kemper of Prime, any of the Triad Entities or any of their affiliates relating to the Triad Entities or to the property owned by, or the obligations of, any of the Triad Entities.

          (d) At the Closing, Prime shall cause an amount equal to the Purchase Price (plus the outstanding principal balance of all Capital Loans, if any, made by Kemper to Prime after the date of this Agreement in accordance with the terms of the Triad Partnership Agreement, plus any and all accrued but unpaid interest thereon if and to the extent provided in the Triad Partnership Agreement), less one-half of any and all Extension Payments made pursuant hereto, to be paid to Kemper by wire transfer in immediately available funds. The parties

Mr. Robert J. Korslin
July 18, 1997
Page 7

     agree that there shall be no proration adjustments at the Closing related to the Kemper Triad Interests and that there will be no other adjustments to the Purchase Price except that the Purchase Price shall be reduced by one-half of any and all Extension Payments made pursuant hereto. Prime will not be entitled to any fee or commission by reason of this Agreement or the transactions contemplated hereunder which would result in a reduction in the amount payable to Kemper hereunder.

          (e) At the Closing, Kemper and Prime shall each execute and deliver to the other an Assignment and Assumption of Partnership Interests in the form of Exhibit C attached hereto, pursuant to which the Kemper Triad Interests which are partnership interests are transferred, assigned and delivered to Prime and certain obligations related thereto are assumed by Prime.

          (f) At the Closing, Realty shall execute and deliver to Prime a Stock Power executed in blank pursuant to which Realty transfers and assigns the stock in Parking Corp. owned by Realty.

          (g) At the Closing, Kemper shall execute and deliver to Prime a Release and Covenant Not to Sue in the form of Exhibit D attached hereto, and Prime shall execute and deliver, and shall cause Prime of Tennessee, Inc. and Triad to execute and deliver, to Kemper a Release and Covenant Not to Sue in the form of Exhibit E attached hereto (Kemper hereby consenting to the execution by Triad of such Release and Covenant Not to Sue).

          (h) At Closing, Prime shall execute and deliver to Kemper the indemnification agreement or indemnification agreements if and to the extent required to be delivered pursuant to the last two sentences of paragraph 2(b) hereof.

          (i) At Closing, Prime shall cause to be delivered to Kemper an opinion of counsel, from Winston & Strawn or another law firm reasonably acceptable to Kemper and in a form reasonably acceptable to Kemper, to the effect that the assignment by Kemper to Prime (or to Prime's assignee or designee) of the Kemper Triad Interests as contemplated by this Agreement will not have an adverse effect on the tax-exempt status of the Bonds.

Mr. Robert J. Korslin
July 18, 1997
Page 8

          (j) At the Closing, Kemper and Prime shall execute and deliver any and all other instruments, certificates and other documents reasonably requested by the other party to cause, effect, accomplish or evidence the transactions contemplated by this Agreement.

     6. Representations and Warranties of Kemper. In order to induce Prime to enter into this Agreement, Kemper hereby represents and warrants to Prime that on the date of this Agreement and on the Closing Date:

          (a) Each of Realty, KFC and KILICO is a corporation duly formed and validly existing and is in good standing under the laws of its respective state of incorporation and is duly qualified to do business and is in good standing under the laws of each state in which the failure to qualify to do business would have a material adverse affect on such entity's ability to perform its obligations under this Agreement.

          (b) The execution and delivery of this Agreement by Realty, KFC and KILICO and the performance by Realty, KFC and KILICO of their respective obligations under this Agreement have been duly and validly authorized by all necessary corporate action of Realty, KFC and KILICO. This Agreement has been duly executed and delivered by a duly authorized officer or agent of Realty, KFC and KILICO and constitutes the legal, valid and binding obligations of Realty, KFC and KILICO, enforceable against each such entity in accordance with the terms hereof.

          (c) No consent, waiver, approval or authorization of, or notice to, any governmental unit or any other person is required to be made, obtained or given by Realty, KFC or KILICO in connection with the execution and delivery of this Agreement by Realty, KFC and KILICO, or in connection with the performance by Realty, KFC and KILICO of their respective obligations under this Agreement, except to the extent any such consents, waivers, approvals and authorizations have been obtained prior to the date of this Agreement, or any such notices have been given prior to the date of this Agreement, as applicable.

          (d) None of the execution or delivery of this Agreement by Realty, KFC and KILICO, or the performance by Realty, KFC and KILICO of their respective obligations under this

Mr. Robert J. Korslin
July 18, 1997
Page 9

     Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) any organizational document (including articles of incorporation, charters and by-laws) of Realty, KFC or KILICO or any material agreement to which Realty, KFC or KILICO is a party or by which Realty, KFC or KILICO is bound or which is applicable to any of the properties or assets of Realty, KFC or KILICO, or (ii) any term or provision of any presently existing judgment, decree, order, statute, injunction, rule or regulation of any governmental unit applicable to Realty, KFC or KILICO or any of the assets or properties of Realty, KFC or KILICO; provided, however, no representation or warranty is made with respect to any possible violation, conflict or default under any document or instrument made by any of the Triad Entities or under any document or instrument of which any of the Triad Entities is aware affecting the assets or properties of any of the Triad Entities or affecting the Kemper Triad Interests.

          (e) None of Realty, KFC, KILICO or any subsidiary or affiliate of Realty, KFC or KILICO has relied upon or engaged any real estate broker or other finder in connection with, or to assist Realty, KFC or KILICO or any subsidiary or affiliate of Realty, KFC or KILICO in entering into or consummating, the transactions contemplated by this Agreement. Realty, KFC and KILICO shall indemnify, defend and hold harmless Prime from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by Prime in connection with any claims asserted by any real estate broker or finder based on any agreement or alleged agreement with Realty, KFC or KILICO or any subsidiary or affiliate of Realty, KFC or KILICO in connection with this Agreement or any of the transactions contemplated by this Agreement.

          (f) Realty is the sole owner and holder of the Kemper Triad Interests owned by it as shown on Exhibit A hereto and has good title thereto free and clear of any liens, claims, pledges, encumbrances or security interests of any person or party which will not be terminated or released on or before the Closing Date, and has full power and authority to sell, assign, transfer and deliver such Kemper Triad Interests in accordance with the terms of this Agreement.

Mr. Robert J. Korslin
July 18, 1997
Page 10

           (g) KILICO is the sole owner and holder of the Kemper Triad Interests owned or held by it as shown on Exhibit A hereto and has good title thereto free and clear of any liens, claims, pledges, encumbrances or security interests of any person or party which will not be terminated or released on or before the Closing Date, and has full power and authority to sell, assign, transfer and deliver such Kemper Triad Interests in accordance with the terms of this Agreement.

          (h) KFC is the sole owner and holder of the Kemper Triad Interests owned or held by it as shown on Exhibit A hereto and has good title thereto free and clear of any liens, claims, pledges, encumbrances or security interests of any person or party which will not be terminated or released on or before the Closing Date, and has full power and authority to sell, assign, transfer and deliver such Kemper Triad Interests in accordance with the terms of this Agreement.

          (i) The Kemper Triad Interests, as described on Exhibit A attached hereto, are all of the rights, title and interests (including debt and equity interests) owned or held by Realty, KILICO, KFC, Kemper Corporation or any subsidiary or affiliate of Realty, KFC, KILICO or Kemper Corporation in and to any of the Triad Entities or any of the properties or assets of any of the Triad Entities (other than any interests which Realty, KFC, KILICO, Kemper Corporation or any subsidiary or affiliate of Realty, KFC KILICO or Kemper Corporation may have under or by reason of Kemper's standby credit enhancement obligations with respect to the Bonds, which interests shall be terminated as of the Closing).

     7. Representations and Warranties of Prime. In order to induce Kemper to enter into this Agreement, Prime hereby represents and warrants to Kemper that, on the date of this Agreement and on the Closing Date:

          (a) PGI is a corporation duly formed and validly existing and is in good standing under the laws of the State of Illinois and is duly qualified to do business and is in good standing under the laws of each state in which the failure to qualify to do business would have a material adverse affect on the ability of PGI to perform its obligations under this Agreement.

Mr. Robert J. Korslin
July 18, 1997
Page 11

          (b) The execution and delivery of this Agreement by PGI and the performance by PGI of its obligations under this Agreement have been duly and validly authorized by all necessary corporate action of PGI. This Agreement has been duly executed and delivered by a duly authorized officer or agent of PGI and constitutes the legal, valid and binding obligations of PGI, enforceable against PGI in accordance with the terms hereof.

          (c) No consent, waiver, approval or authorization of, or notice to, any governmental unit or any other person is required to be made, obtained or given by PGI in connection with the execution and delivery by PGI of this Agreement, or in connection with the performance by PGI of its obligations under this Agreement, except to the extent any such consents, waivers, approvals and authorizations have been obtained prior to the date of this Agreement, or any such notices have been given prior to the date of this Agreement, as applicable.

          (d) None of the execution or delivery of the this Agreement by PGI or the performance by PGI of its obligations under this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) any organizational document (including, articles of incorporation and by-laws) of PGI or any material agreement to which PGI is a party or by which PGI is bound or which is applicable to any of the properties or assets of PGI, or (ii) any term or provision of any presently existing judgment, decree, order, statute, injunction, rule or regulation of any governmental unit applicable to PGI or any of the assets or properties of PGI.

          (e) Neither PGI nor any subsidiary or affiliate of PGI has relied upon or engaged any real estate broker or other finder in connection with, or to assist PGI in entering into or consummating, the transactions contemplated by this Agreement. PGI shall indemnify, defend and hold harmless Kemper from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by Kemper in connection with any claims asserted by any real estate broker or finder based on any agreement or alleged agreement with PGI or any subsidiary or affiliate of PGI in connection with this Agreement or any of the transactions contemplated by this

Mr. Robert J. Korslin
July 18, 1997
Page 12

     Agreement. The representations and warranties set forth in the first sentence of this subparagraph 7(e) shall not apply to any agreements or arrangements that PGI or any subsidiary or affiliate of PGI may have for or related to any financing or replacement credit enhancement obtained by Prime in connection with the transactions contemplated by this Agreement, and PGI shall be responsible for the payment of any and all fees with respect thereto and shall indemnify Kemper with respect thereto as provided in the second sentence of this paragraph 7(e).

          (f) PGI has no knowledge and has received no written notice: (a) that any property owned by any of the Triad Entities or the use or operation thereof violates any laws, rules, or regulations of any federal, state, city or county governmental body or subdivision thereof; (b) of any pending or threatened claim, actions, suits or proceedings against or affecting any of the Triad Entities or their respective properties or the use or operation thereof except as disclosed on Exhibit F attached hereto; or (c) of any other material liabilities or obligations concerning any of the Triad Entities or their respective properties or the business or operations thereof that are not reflected in the most recent available financial statements of the Triad Entities, which financial statements are attached hereto as Exhibit H.

          (g) All disclosures of this Agreement, any provisions of this Agreement or any of the parties to this Agreement in any registration statement, prospectus, offering memorandum or similar document filed by or on behalf of Prime with the Securities and Exchange Commission (the "SEC") or pursuant to any state securities law or disseminated by or on behalf of Prime to underwriters or other potential investors are and will be true and accurate in all material respects and will not omit to state a material fact necessary to make the statements therein not misleading. PGI hereby covenants and agrees to deliver, or cause to be delivered, to Kemper a copy of all registration statements, prospectuses, offering memorandums or similar documents filed by or on behalf of Prime with the SEC in which this Agreement or any provisions of this Agreement are disclosed or otherwise described, together with all material drafts thereof prior to each such filing. Notwithstanding the provisions of the preceding sentence, Kemper shall have no obligation or responsibility whatsoever, to respond or communicate in any way with respect

Mr. Robert J. Korslin
July 18, 1997
Page 13

     to the accuracy or inaccuracy of any information contained in any such registration statement, prospectus, offering memorandum or similar document referred to above. From and after the date of this Agreement and continuing whether or not the Closing hereunder occurs, Prime agrees to indemnify, defend and hold harmless Kemper, its affiliates and controlling persons from and against any and all costs, expenses, losses, liabilities, causes of actions and damages suffered or incurred by such parties arising out of a breach of the provisions of the first sentence of this paragraph 7(g).

     8. Acknowledgments of PGI. PGI has inspected and familiarized itself with the respective properties and assets of the Triad Entities, and is fully aware of all of the conditions thereof and restrictions applicable thereto; and Prime will accept such properties and assets on the Closing Date in their "as is" condition. PGI further acknowledges and agrees that no representations, warranties or agreements, expressed or implied, of any kind whatsoever have been made by Kemper concerning the state of title or condition of any property or asset of any of the Triad Entities, the ability of any of the Triad Entities to obtain all permits, licenses and approvals required for its business and operations, or the financial condition, results of operations or prospects of the respective businesses and operations of any of the Triad Entities. Except as otherwise provided herein, Prime expressly assumes all risks attendant to the ownership of the Kemper Triad Interests.

     9.  Remedies.

          (a) In the event Prime fails to purchase the Kemper Triad Interests in accordance with the terms and conditions of this Agreement for any reason other than a default by Kemper, or in the event of any other material default by PGI in any of its obligations under this Agreement, or in the event PGI is in material breach of any of its representations and warranties contained in this Agreement and such material default or material breach is not cured within ten (10) Business Days after written notice to PGI specifying such default or breach, Kemper shall have the right, upon notice to PGI, to terminate this Agreement as Kemper's sole and exclusive remedy, in addition to its retention of any Extension Payments and rights granted under Sales Right Reconfirmation (defined below). In the event of such

Mr. Robert J. Korslin
July 18, 1997
Page 14

     termination, neither Kemper nor Prime shall have any further obligations to the other under this Agreement.

          (b) In the event of a material default by Kemper in any of its obligations under this Agreement or in the event Kemper is in material breach of any of its representations and warranties contained in this Agreement, and such material default or material breach is not cured within ten (10) Business Days after written notice to Kemper specifying such default or breach, Prime may terminate this Agreement, and receive the prompt return of any and all Extension Payments made pursuant hereto, and may pursue any and all other rights and remedies available to Prime at law or in equity, including, but not limited to the right to seek specific performance; provided, in no event, shall Kemper be liable for monetary damages in excess of One Million and no/100 Dollars ($l,000,000.00). In no event shall Kemper be liable for consequential damages, including damages suffered by Prime on account of a delay or an abandonment of a public offering of stock of an entity to which Prime expected to assign its rights under this Agreement, even if such delay or abandonment is caused, in whole or in part, by a default by Kemper under this Agreement.

          (c) Prime hereby acknowledges that, under Section 6.2 of the Triad Partnership Agreement, Realty has the right at any time to terminate for cause or without cause the appointment of Prime of Tennessee, Inc. as Managing General Partner (as such term is defined in the Triad Partnership Agreement) of Triad. Realty hereby agrees not to exercise such right at any time prior to the Outside Closing Date (as may be extended), and Prime hereby acknowledges that Realty may exercise such right at any time after the Outside Closing Date (as may be extended) in the event the Closing does not occur on or prior to the Outside Closing Date (as may be extended). Upon and in connection with the execution of this Agreement, Prime shall cause PGI, Prime of Tennessee, Inc. and PGC Development, Ltd. to execute and deliver the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Triad (the "Fourth Amendment"), in the form attached hereto as Exhibit J. The Fourth Amendment shall not be effective unless the transactions contemplated by this Agreement do not occur on or before the Outside Closing Date (as extended) for any reason other than a material default by Kemper, and the

Mr. Robert J. Korslin
July 18, 1997
Page 15

     Fourth Amendment shall be held in accordance with the provisions of the Sales Right Reconfirmation.

     10.  No Amendment or Waiver.

          (a) Except as otherwise provided herein, this Agreement shall not constitute, and shall not be interpreted to be, a modification or amendment to, or waiver or release of, any of the terms of any document, instrument or agreement now in effect between Kemper and Prime. Kemper and Prime shall continue to perform in compliance with all terms and conditions of such agreements as presently in force unless and until the same shall be modified and amended by definitive documents. Except as otherwise provided herein, this Agreement shall not (a) limit Kemper or Prime in initiating, continuing or otherwise proceeding to exercise any right or remedy either of them may have under any of such existing agreements, instruments or other documents or (b) relieve Prime or Kemper of any obligation under any loan, partnership or other documents and agreements between Prime and Kemper. Without limitation of the foregoing, the obligation to obtain Kemper's and Prime's approval of all "Major Decisions" under the applicable partnership agreements of the Triad Entities shall remain in force. Notwithstanding the foregoing, unless and until this Agreement has terminated, Kemper shall not transfer to any third party any of the Kemper Triad Interests or portion thereof, nor shall Kemper grant to any third party any option or right to acquire any of the Kemper Triad Interests or any portion thereof. If, during the term of this Agreement, Kemper receives any written offer or any written expression of interest in, or any written inquiry for, the purchase of any of the Kemper Triad Interests or in the purchase of any of the Triad Entities or any project owned by any of the Triad Entities, Kemper shall notify Prime of such offers or expressions of interest or inquiries.

          (b) Upon and in connection with the execution of this Agreement, Prime shall cause Prime of Tennessee, Inc. (in its capacity as managing general partner of Triad, the managing general partner of each Building Partnership) and Parking Corp. (in its capacity as managing general partner of Parking Ltd.) to execute and deliver that certain letter agreement (the "Sales Right Reconfirmation"), with Realty and KILICO, substantially in the form attached hereto as Exhibit I. Realty and KILICO hereby consent to and approve the execution

Mr. Robert J. Korslin
July 18, 1997
Page 16

     on behalf of each Building Partnership and Parking Ltd. of the Sales Right Reconfirmation. Upon and in connection with the execution of this Agreement, Realty and KILICO shall execute and deliver the Sales Right Reconfirmation, and PGI shall execute and deliver, and cause Prime of Tennessee, Inc. and PGC Development, Ltd. to execute and deliver, the consent to the Sales Right Reconfirmation.

     11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     12. Notices. All notices and other communications permitted or required hereunder between the parties shall be (a) in writing and shall be deemed to be given and received (i) when delivered in person, (ii) one (1) Business Day after sent by private courier guaranteeing next-day delivery, delivery charges prepaid, (iii) three (3) Business Days after sent by United States registered or certified mail, postage prepaid, return receipt requested ("Certified Mail") or
(iv) if sent by facsimile transmission, upon receipt by the sender of written confirmation from the addressee's facsimile machine that the transmission has been received, provided a "hard copy" of the notice or other communication is sent by Certified Mail within one (1) Business Day after transmission, or (v) on the date either party refuses delivery in person, by Certified Mail or by private courier service, and, (b) in any case, addressed to the respective parties at the following addresses:

               If to Kemper, to:

               c/o ZKS Real Estate Partners, LLC
               225 W. Washington
               Suite 1450
               Chicago, Illinois 60606
               Attention: Robert J. Korslin
                          Timothy A. Doman
               Facsimile: (312) 236-1548/1549

               with a copy to:

               Zurich Kemper Life
               c/o ZKS Real Estate Partners, LLC
               22S W. Washington
               Suite 1450
               Chicago, Illinois 60606
               Attention: Timothy R. Verrilli, Esq.

Mr. Robert J . Korslin
July 18,  1997
Page 17


               Facsimile:  (312)  236-1548/1549

               and to:

               D'Ancona & Pflaum
               30 North LaSalle Street
               Suite 2900
               Chicago, Illinois 60602
               Attention: Laurance P. Nathan, Esq.
               Facsimile: (312) 580-0923

               If to Prime, to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attention: Michael W. Reschke
               Facsimile: (312) 917-1511

               with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attention: Robert J. Rudnik
               Facsimile: (312) 917-1684

               with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois 60601
               Attention: Jeffrey A. Patterson
               Facsimile: (312) 782-5867

or to each such party at such other addresses as such party may designate in a written notice to the other party.

     13. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. It is expressly agreed that

Mr. Robert J. Korslin
July 18, 1997
Page 18

Prime shall have the right to assign its rights and interests, or any portion of such rights and interests, in and to this Agreement to any party, provided that the assignee shall be subject to the terms and conditions of this Agreement, and Prime shall not be relieved of its obligations under this Agreement.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

     15. Entire Understanding. This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof, and the parties hereby represent that as of the date of this Agreement there are no oral covenants, promises, agreements, conditions or understandings between them relating to the transactions contemplated by this Agreement except as stated in this Agreement. This Agreement may not be altered, amended, changed or modified, except by a subsequent or contemporaneous agreement reduced to writing and signed by all of the parties hereto. Time is of the essence of this Agreement.

     16. Expenses and Legal Fees. Each party hereto shall be responsible for the payment of any and all fees and other charges due any attorney, attorneys, law firm or law firms, and any consultants, engineers and accountants retained by such party in connection with the negotiation, delivery and performance by or on behalf of such party of this Agreement or the transactions contemplated hereby.

     17. Waiver and Severability. No covenant, term or condition of this Agreement shall be deemed to have been waived by either party, unless such waiver is in writing signed by the party charged with such waiver. If any term, covenant or condition of this Agreement or the application thereof to any person, entity or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     18. Further Assurances. Kemper and Prime each agree, that upon the reasonable request of the other, that they will each

Mr. Robert J. Korslin
July 18, 1997
Page 19

execute, acknowledge and deliver such further documents and instruments and perform such further acts as may be reasonably necessary, desirable or proper to carry out the transactions contemplated by this Agreement.

     19. Business Day. The term "Business Day" shall mean any calendar day other than Saturday, Sunday and any day on which banks in Chicago, Illinois are authorized to close.

     20. Prevailing Party. In the event any litigation is commenced with respect to this Agreement, the party determined to be the prevailing party in such litigation shall be entitled to collect reasonable attorneys' fees and costs from the other party.

                           [signature page follows]

Mr. Robert J. Korslin
July 18, 1997
Page 20

     If the foregoing corresponds to Kemper's understanding of the terms of the agreement between Kemper and Prime with respect to the matters addressed herein, please so signify by having a duly authorized officer of Kemper execute the enclosed copy of this letter and returning the executed copy of this letter to the undersigned.


                               Very truly yours,

                               THE PRIME GROUP, INC.


                               By:    /s/ Michael W. Reschke
                                      -----------------------
                               Name:  Michael W. Reschke
                                      -----------------------
                               Title: President
                                      -----------------------


ACCEPTED AND AGREED TO:

KILICO Realty Corporation


By:    /s/ Robert Korslin
       -----------------------
Name:  Robert Korslin
       -----------------------
Title: Vice President
       -----------------------
Date:  July 21, 1997
       -----------------------

Kemper Investors Life Insurance Company

By:    /s/ Robert Korslin
       -----------------------
Name:  Robert Korslin
       -----------------------
Title: Authorized Signatory
       -----------------------
Date:  July 21, 1997
       -----------------------

By:    /s/ Frederick Stephens
       -----------------------
Name:  Frederick Stephens
       -----------------------
Title: Authorized Signatory
       -----------------------
Date:  July 21, 1997
       -----------------------

KFC Portfolio Corp.

By:    /s/ Robert Korslin
       -----------------------
Name:  Robert Korslin
       -----------------------
Title: Vice President
       -----------------------
Date:  July 21, 1997
       -----------------------

                                   EXHIBIT A
                                   ---------

                          THE KEMPER TRIAD INTERESTS
                          --------------------------

1. 25% general partnership interest in Triad Development Company held by KILICO Realty Corporation.

2. 25% limited partnership interest in Triad Development Company held by Kemper Investors Life Insurance Company.

3. 500 shares of stock in Triad Parking Corporation, a Tennessee corporation, owned by KILICO Realty Corporation.

4. The Promissory Note, dated as of December 26, 1996, issued by Triad Parking Company, Ltd. payable to the order of Kemper Investors Life Insurance Company ("KILICO") in the original principal amount of $290,000.00 (the "Parking Unsecured Note") held by KILICO.

5. The Promissory Note, dated as of July 24, 1986, issued by Triad Development Company payable to the order of Kemper Investors Life Insurance Company in the original principal amount of $475,000.00, as assigned to KFC Portfolio Corp. ("KFC") and as modified by that certain First Allonge to Promissory Note, dated as of July 24, 1994, and by that certain Second Allonge to Promissory Note, dated as of July 31, 1996, with respect to the land on which the One Centre Square Building is situated, together with all documents and instruments evidencing or securing the loan (the "One Centre Square Land Loan") evidenced by such Promissory Note and all documentation and collateral securing the One Centre Square Land Loan held by KFC.

6. The Promissory Note, dated as of July 24, 1986, by Triad Development Company payable to the order of Kemper Investors Life Insurance Company in the original principal amount of $665,000.00, as assigned to KFC and as modified by that certain First Allonge to Promissory Note, dated as of July 24, 1994, and by that certain Second Allonge to Promissory Note, dated as of July 31, 1996, with respect to the land on which the Two Centre Square Building is situated, together with all documents and instruments evidencing or securing the loan (the "Two Centre Square Land Loan"; the One Centre Square Land
    Loan and the Two Centre Square Land Loan are referred to collectively as the "Centre Square Land Loans") evidenced by such Promissory Note and all documentation and collateral securing the Two Centre Square Land Loan held by KFC.

                                   EXHIBIT B
                                   ---------

                           THE BUILDING PARTNERSHIPS
                           -------------------------

1.  Professional Plaza, Ltd., a Tennessee limited partnership.

2.  Centre Square II, Ltd., a Tennessee limited partnership.

3.  Old Kingston Properties, Ltd., a Tennessee limited partnership.

4.  Nashville Office Building I, Ltd., a Tennessee limited partnership.

                                      EXHIBIT C
                                      ---------

               ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST
               -------------------------------------------------

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ________________________, a __________________ corporation
("Assignor"), does hereby sell, assign, transfer and convey to _________________________, a _____________________corporation ("Assignee"), the partnership interest held by Assignor consisting of a ______ percent (_______%) percentage interest as a ____________________________ partner of ______________, an Illinois ____________________ partnership (the "Interest"), standing in the name of Assignor on the books and records of _______________________________, an Illinois limited partnership (the "Partnership"), together with any and all right, title and interest in any property, both real and personal, to which the Interest relates, and any other rights, privileges and benefits appertaining thereto including, without limitation, all of Assignor's right, title and interest in and to the profits, losses, assets and distributions to which Assignor is or may be entitled as a holder of the Interest.

          This Assignment is made subject to all of the terms and conditions of the partnership agreement of the Partnership, as amended (the "Agreement"), and Assignee, by execution of this Assignment, agrees to hereafter abide by and to be bound by all of the terms and provisions of the Agreement as now in effect or hereafter amended, in the place and stead of Assignor. Assignee hereby (1) accepts the assignment and transfer of the Interest and expressly assumes any and all duties, obligations and liabilities with respect to or in connection with the Interest (a) occurring or arising from and after the date of this Assignment, and (b) relating to obligations or liabilities of the Partnership with respect to deposits or fees paid by tenants for security or otherwise, whether arising prior to or after the date of this Assignment, and (2) agrees to indemnify and hold harmless Assignor and Assignor's officers, directors, stockholders, employees and agents, and its and their respective heirs, legal representatives, successors and assigns from and against any liability, demand, claim or action arising from or relating to any and all duties, obligations and liabilities so assumed.

          Assignor hereby represents that it has full power and authority to make this Assignment, that it has good and valid title to the Interest free and clear of all liens, security interests and encumbrances and that the Interest has not otherwise been conveyed, sold, transferred, assigned, pledged or encumbered. Except as expressly set forth herein, this Assignment is made without representation or warranty.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment, effective as of the __________ day of ____________________, 1997.

                  ASSIGNOR:

                  ____________________________________________________________

                  ______________________, a________________________corporation

                  By:_________________________________________________________

                  Its:________________________________________________________

                  ASSIGNEE:
                           ___________________________________________________

                  ______________, a  ______________________________ corporation

                 By:
                       _________________________________________________________
                 Its:
                       _________________________________________________________

                                   EXHIBIT D

                        RELEASE AND COVENANT NOT TO SUE


          THIS RELEASE AND COVENANT NOT TO SUE (this "Release") is made as of the ___________ day of _____________, 1997, by the undersigned entities, Kilico Realty Corporation, an Illinois corporation ("Realty"), KFC Portfolio Corp., a Delaware corporation ("KFC"), and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("Kilico"), each for itself and on behalf of each of its and their respective successors and assigns (collectively, the "Releasors"), in favor of The Prime Group, Inc., an Illinois corporation ("Prime"), and all of its direct or indirect subsidiaries and affiliates (including, without limitation, Prime Group Limited Partnership, an Illinois limited partnership, Prime of Tennessee, Inc., an Illinois corporation, Triad Development Company, an Illinois limited partnership, and the "Entities" defined below), and each of its and their respective officers, directors, shareholders, partners, employees and agents, in such capacities, and each of the respective successors and assigns of the foregoing (collectively, the "Released Parties").

                                   RECITALS:

          A. Realty, KFC, Kilico and Prime entered into a letter agreement dated March __, 1997 (the "Letter Agreement") providing for the sale and purchase of the interests directly or indirectly owned by Realty, KFC and Kilico in the projects (collectively, the "Projects") owned by any Triad Entity (as such term is defined in the Letter Agreement).

          B. The undersigned have agreed to execute and deliver this Release upon the consummation of the transactions contemplated under the Letter Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to the Releasors, the receipt and sufficiency of which are hereby acknowledged, the Releasors hereby agree as follows:

          I. Subject to the terms of Section 2, below, each of the Releasors hereby releases and forever discharges each and every one of the Released Parties from, and covenants and agrees not to sue and not to assert, file or commence in any court, arbitration proceeding or other tribunal, any suit, action, litigation, complaint, counterclaim, cross claim or other pleading setting forth any cause of action or claim against any of the Released Parties for, any of the following (individually, a "Released Claim," and collectively, the "Released Claims"):

          any claim, demand, debt, sum of money, account, judgment, liability, obligation, loss, damage, suit, action or cause of action of any kind or nature whatsoever, known or unknown, fixed or contingent, at law or in equity which any of the Releasors now has, claims to have, has had or may have had, as of the date hereof, or may hereafter have or claim to have under any obligations or agreements existing prior to or as of the date hereof, against any one or more of the Released Parties, in its or their capacities as a purchaser, owner, joint venturer, partner, shareholder, director, option holder or other interest holder, with respect to, or in any way arising from or in connection with the Projects or the Triad Entities, or any of them.

          II. Notwithstanding the express release and covenant not to sue set forth in paragraph 1, above, the Released Claims shall not include, and this Release shall not be construed as a release of any Released Party from any obligations or liabilities such Released Party may have (a) under the Letter Agreement, or any documents or agreements entered into by any such Released Party pursuant to the Letter Agreement to the extent such obligations are to be performed after the date hereof, (b) under any loan agreement, partnership, joint venture or similar agreement, commitment or other agreement or document which does not pertain to the Projects or the Triad Entities, or (c) under any environmental or other indemnity or agreement, which obligation or liability by its terms survives release of any applicable security documents in favor of any Releasor.

          III. Each of the Releasors severally represents and warrants to the Released Parties that it has not encumbered or sold, transferred, assigned or otherwise conveyed to any other person or entity (other than another Releasor), in whole or in part, any Released Claims.

          IV. Each of the Releasors hereby covenants and agrees not to assist any third party in bringing any claim, cause of action or proceeding of any nature against any of the Released Parties with respect to any matter relating to any of the Projects, the Triad Entities or the Released Claims.

          V. This Release shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          VI. This Release may be executed in multiple counterparts, all of which taken together shall constitute one and same instrument.

          VII. This Release pertains only to the Released Claims. No obligation, liability or undertaking of any kind or nature whatsoever of any Released Party in favor of any of the Releasors other than the Released Claims shall be deemed released, terminated, canceled or in any other way modified or amended by this Release.

          VIII. The undersigned Releasors hereby severally represent and warrant that no subsidiaries or affiliates of the undersigned have any claim, demand or cause of action of any kind or nature whatsoever against any one or more of the Released Parties with respect to or in any way arising from or in connection with the Projects or the Triad Entities.

          IX. The Releasors hereby acknowledge and confirm that any prior release given in connection with any of the Projects or Triad Entities remains in full force and effect in accordance with its terms, and in no event shall any such prior release be deemed to be superseded, diminished or otherwise affected by the execution of this Release.

          X. The undersigned Releasors jointly and severally represent and warrant that each Releasor has the power and authority to execute and deliver this Release and the execution and delivery of this Release has been duly and validly authorized by such Releasor.

[Signature Page to Follow]

          IN WITNESS WHEREOF, the undersigned have caused this Release to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       KEMPER INVESTORS LIFE INSURANCE
                                       COMPANY



                                       By:
                                          --------------------------------
                                       Its:
                                           -------------------------------



                                       By:
                                          --------------------------------
                                       Its:
                                           -------------------------------




                                       KILICO REALTY CORPORATION


                                       By:
                                          --------------------------------
                                       Its:
                                           -------------------------------


                                       KFC Portfolio Corp.


                                       By:
                                          --------------------------------
                                       Its:
                                           -------------------------------

                                   EXHIBIT E
                                   ---------

                        RELEASE AND COVENANT NOT TO SUE
                        -------------------------------

     THIS RELEASE AND COVENANT NOT TO SUE (this "Release") is made as of the day of ________, 1997, by The Prime Group, Inc., an Illinois corporation ("Prime"), Prime of Tennessee, Inc., an Illinois corporation ("POT"), and Triad Development Company, an Illinois limited partnership ("Triad"), for themselves and on behalf of each of their respective successors and assigns in favor of Kilico Realty Corporation, an Illinois corporation ("Realty"), KFC Portfolio Corp., a Delaware corporation ("KFC") and Kemper Investors Life Insurance Company, an Illinois insurance corporation ("Kilico"), and all of the direct or indirect subsidiaries and affiliates of Realty, KFC and Kilico, and each of its and their respective officers, directors, shareholders, partners, employees and agents, in such capacities, and each of the respective successors and assigns of the foregoing (collectively, the "Released Parties").

                                   RECITALS:
                                   --------

          A. Realty, KFC, Kilico and Prime entered into a letter agreement dated March , 1997 (the "Letter Agreement") providing for the sale and purchase of the interests directly or indirectly owned by Realty, KFC and Kilico in the projects (collectively, the "Projects") that are owned by any of the Triad Entities (as such term is defined in the Letter Agreement).

          B. Prime has agreed to execute and deliver this Release upon the consummation of the transactions contemplated under the Letter Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to Prime, POT and Triad, the receipt and sufficiency of which are hereby acknowledged, Prime, POT and Triad hereby agree as follows:

          I. Subject to the terms of Section 2, below, each of Prime, POT and Triad hereby releases and forever discharges each and every one of the Released Parties from, and covenants and agrees not to sue and not to assert, file or commence in any court, arbitration proceeding or other tribunal, any suit, action, litigation, complaint, counterclaim, cross claim or other pleading setting forth any cause of action or claim against any of the Released Parties for, any of the following (individually, a "Released Claim," and collectively, the "Released Claims"):

           any claim, demand, debt, sum of money, account, judgment, liability, obligation, loss, damage, suit, action or cause of action of any kind or nature whatsoever, known or unknown, fixed or contingent, at law or in equity which Prime, POT or Triad now has, claims to have, has had or may have had, as of the date hereof, or may hereafter have or claim to have under any obligations or agreements existing prior to or as of the date hereof, against any one or more of the Released Parties, in its or their capacities as a lender, credit enhancer, purchaser, owner, joint venturer, partner, shareholder, director, option holder or other interest holder, with respect to, or in any way arising from or in connection with the Projects or the Triad Entities, or any of them, including without limitation (i) any lender liability or recharacterization claim or any claim against a Released Party alleging that such Released Party has taken actions in the nature of a partner of the borrower or otherwise outside of its capacity as a lender, or (ii) any claim asserting, or arising in connection with, any funding obligations or commitments or any environmental indemnity/liability sharing agreements.

          II. Notwithstanding the express release and covenant not to sue set forth in paragraph 1, above, the Released Claims shall not include, and this Release shall not be construed as a release of any Released Party from any obligations or liabilities such Released Party may have (a) under the Letter Agreement, or any documents or agreements entered into by any such Released Party pursuant to the Letter Agreement to the extent such obligations are to be performed after the date hereof, or (b) under any loan agreement, partnership, joint venture or similar agreement, commitment or other agreement or document which does not pertain to the Projects or the Triad Entities.

          III. Each of Prime, POT and Triad represents and warrants to the Released Parties that it has not encumbered or sold, transferred, assigned or otherwise conveyed to any other person or entity, in whole or in part, any Released Claims.

          IV. Each of Prime, POT and Triad hereby covenants and agrees not to assist any third party in bringing any claim, cause of action or proceeding of any nature against any of the Released Parties with respect to any matter relating to any of the Projects, Triad Entities or the Released Claims.

          V. This Release shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          VI. This Release may be executed in multiple counterparts, all of which taken together shall constitute one and same instrument.

          VII. This Release pertains only to the Released Claims. No obligation, liability or undertaking of any kind or nature whatsoever of any Released Party in favor of Prime other than the Released Claims shall be deemed released, terminated, canceled or in any other way modified or amended by this Release.

          VIII. Each of Prime, POT and Triad hereby represents and warrants that no subsidiaries or affiliates of Prime, POT or Triad have any claim, demand or cause of action of any kind or nature whatsoever against any one or more of the Released Parties with respect to or in any way arising from or in connection with the Projects or the Triad Entities.

          IX. Each of Prime, POT and Triad hereby acknowledges and confirms that any prior release given in connection with any of the Projects or Triad Entities remains in full force and effect in accordance with its terms, and in no event shall any such prior release be deemed to be superseded, diminished or otherwise affected by the execution of this Release.

          X. Each of Prime, POT and Triad represents and warrants that it has the power and authority to execute and deliver this Release and the execution and delivery of this Release has been duly and validly authorized by Prime.

          IN WITNESS WHEREOF, the undersigned have caused this Release to be duly executed and delivered by its respective duly authorized officers as of the day and year first above written.

                             THE PRIME GROUP, INC., an Illinois corporation

                             By: _____________________________________

                             Its:_____________________________________


                             PRIME OF TENNESSEE, INC., an Illinois corporation

                             By:   _____________________________________

                             Its:  _____________________________________


                             TRIAD DEVELOPMENT COMPANY

                             By: Prime of Tennessee, Inc.
                                 Managing General Partner

                                 By:   _________________________________

                                 Its:  _________________________________

                                   EXHIBIT F

                            SCHEDULE OF LITIGATION


No material pending or threatened litigation.

                                   EXHIBIT G

                                   THE BONDS


1. $9,000,000 The Industrial Development Board of the County of Knox, Tennessee Floating Rate Monthly Demand Industrial Development Revenue Bonds (Professional Plaza, Ltd. Project).

2. $9,000,000 The Industrial Development Board of the County of Knox, Tennessee Floating Rate Monthly Demand Industrial Development Revenue Bonds (Centre Square II, Ltd. Project).

3. $3,500,000 The Industrial Development Board of the County of Knox, Tennessee Floating Rate Monthly Demand Industrial Development Revenue Bonds (Old Kingston Properties, Ltd. Project).

4. $4,800,000 The Industrial Development Board of the Metropolitan Government of Nashville and Davidson County Floating Rate Monthly Demand Industrial Development Revenue Bonds (Nashville Office Building I, Ltd. Project).

                                   EXHIBIT H
                                   ---------

                             FINANCIAL STATEMENTS
                             --------------------


                                   [OMITTED]

                                   EXHIBIT I
                                   ---------

                          SALES RIGHT RECONFIRMATION
                          --------------------------


See Attached.

                                 July 18, 1997

KILICO Realty Corporation, KFC Portfolio Corp.
and Kemper Investors Life Insurance Company
c/o ZKS Real Estate Partners, LLC
225 W. Washington
Suite 1450
Chicago, Illinois  60606

     Re: Triad Development Company

Gentlemen:

     Reference is made to that certain Letter Agreement dated June 12, 1995, as amended and reaffirmed by Letter Agreement dated January 8, 1996 (the "Sale Right Letter Agreement") among Professional Plaza Ltd., Centre Square II, Ltd., Old Kingston Properties, Ltd. and Nashville Office Building I, Ltd. (each a Tennessee limited partnership and herein referred to individually as a "Project Partnership" and collectively as the "Project Partnerships"), KILICO Realty Corporation and Kemper Investors Life Insurance Company, pursuant to which each Project Partnership grants to KILICO Realty Corporation the rights, among other rights, to market, negotiate a contract for sale, and sell the "Projects" (defined therein) owned by the Project Partnerships.

     Contemporaneously herewith, you and The Prime Group, Inc. ("Prime") are entering into an agreement of even date (the "Sale Agreement") pursuant to which you agree to sell, and Prime agrees to purchase, the Kemper Triad Interests (as defined in the Sale Agreement) on and subject to the terms and conditions set forth therein. As an inducement to you to enter into the Sale Agreement, the undersigned agree as follows:

     1. The Sale Right Letter Agreement constitutes the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. As of the date hereof, the undersigned have no defenses to the performance of any of the rights granted to you under the Sale Right Letter Agreement or any claim against you which might become a defense against the enforceability of the obligations of the undersigned under the Sale Right Letter Agreement. The undersigned hereby agree that the "Effective Time" under the Sale Right Letter Agreement is August 1, 1996 notwithstanding any assertions to the contrary relating to that certain Prime Portfolio Letter Agreement dated June 12, 1995, as amended and restated.

     2. Until the "Outside Closing Date" (as defined in, and as may be extended under the provisions of the Sale Agreement) the rights granted to you under the Sale Right Letter Agreement will be suspended and may not be enforced. However, from and after the Outside Closing Date or upon earlier termination of the Sale Agreement for any reason whatsoever (excepting only the concatenation of the transactions thereunder), the rights granted to you under the Sale Right Letter Agreement will be automatically reinstated and the Sale Right Letter Agreement shall be fully enforceable against the undesigned. The Sale Right Letter Agreement will automatically terminate upon the consummation of the transactions contemplated by the Sale Agreement.

     3. In the event the transactions contemplated under the Sale Agreement have not been consummated on or before the Outside Closing Date, then from and after the Outside Closing Date

KILICO Realty Corporation and
Kemper Investors Life Insurance Company
July 18, 1997
Page 2

or the earlier termination of the Sale Agreement, the Sale Right Letter Agreement shall automatically be deemed amended as follows: (a) Triad Parking Company, Ltd., a Tennessee limited partnership ("Triad Parking") shall be added as an additional "Project Partnership", and the commercial real estate project owned and operated by Triad Parking and situated on the real estate legally described in Exhibit "A" hereto, together with all improvements thereon and all rights, easements and appurtenances thereunto belonging, shall be added as an additional "Project"; and (b) Triad Parking hereby joins in the execution and delivery of, and agrees to be bound by all of the provisions of, the Sale Right Letter Agreement, as amended hereby, as applicable to it as a "Project Partnership" and the "Project" owned and operated by it; provided, however, that there are no outstanding "Bonds" (within the meaning of the Sale Right Letter Agreement) and any gross proceeds realized by Triad Parking from any sale or disposition of its Project after deducting and paying the existing first mortgage balance, commissions, disposition fees, title insurance and survey charges, legal expenses and other costs or expenses incurred in connection therewith, shall be immediately applied at the closing of such transaction to repayment of that certain Promissory Note dated as of December 26 1996, issued by Triad Parking and payable to the order of Kemper Investors Life Insurance Company in the original principal amount of $290,000, with the balance, if any, distributed to the partners of Triad Parking in accordance with the terms of the agreement of limited partnership of Triad Parking.

     4. To effectuate the provisions hereof: (a) the undersigned Project Partnerships are each executing and delivering herewith an irrevocable power of attorney (undated) in favor of KILICO Realty Corporation authorizing it to exercise, in the name of and on behalf of the undersigned, the rights granted under the Sale Right Letter Agreement, as amended hereby; (b) the partners of Triad Development Company are executing and delivering herewith a Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Triad Development Company and a Certificate of Amendment to the Certificate of Limited Partnership of Triad Development Company (both undated); and (c) PGC Development, Ltd. is executing and delivering an Assignment Separate From Certificate (undated) whereby it assigns and transfers 500 shares of stock in Triad Parking Corporation, a Tennessee corporation representing 50% of the issued and outstanding shares of capital stock of said corporation. Until the reinstatement of the Sale Right Letter Agreement as provided in paragraph 2 above, KILICO Realty Corporation shall hold the documents and instruments referred to in the preceding subparagraphs (a), (b) and (c), after which time it may date and complete such documents and instruments and take any and all actions authorized thereunder or required to effectuate the same. At the closing of the transactions contemplated by the Sale Agreement, KILICO Realty Corporation shall return to the appropriate party the documents and instruments referred to in the preceding subparagraphs (a), (b) and (c), and the rights granted to you under the Sale Right Letter Agreement shall automatically terminate.

     5. KILICO Realty Corporation shall have full power and authority to exercise the rights granted under the Sale Right Letter Agreement with respect to the Project owned by Triad Parking. notwithstanding any provisions requiring a minimum sale or disposition price as set forth in a letter agreement dated March 8, 1996 between you and Prime, which provisions are hereby terminated.

     To confine your agreement to suspend the operation of the Sale Right Letter Agreement as provided in Paragraph 2 above, to acknowledge the termination of the Sale Right Letter Agreement

KILICO Realty Corporation and
Kemper Investors Life Insurance Company
July 18, 1997
Page 3

upon the consummation of the transactions contemplated by the Sale Agreement and hold the documents and instruments as provided in Paragraph 3 above, please sign the enclosed copy of this letter and return it to the undersigned.

                                    Sincerely,

                                    PROFESSIONAL PLAZA, LTD., a Tennessee
                                    limited partnership

                                    By: TRIAD DEVELOPMENT COMPANY, an Illinois
                                        limited partnership, its general partner

                                    By: PRIME OF TENNESSEE, INC., an Illinois
                                        limited partnership, its general partner

                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------

                                    CENTRE SQUARE II, LTD., a Tennessee limited partnership

                                    By: TRIAD DEVELOPMENT COMPANY, an Illinois
                                        limited partnership, its general partner

                                        By: PRIME OF TENNESSEE, INC., an
                                            Illinois limited partnership, its
                                            general partner

                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------

                                    OLD KINGSTON PROPERTIES, LTD., a Tennessee limited partnership

                                    By: TRIAD DEVELOPMENT COMPANY, an Illinois
                                        limited partnership, its general partner

                                        By: PRIME OF TENNESSEE, INC., an
                                            Illinois limited partnership, its
                                            managing general partner

                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------

KILICO Realty Corporation and
Kemper Investors Life Insurance Company
July 18, 1997
Page 4


                                    NASHVILLE OFFICE BUILDING I, LTD., a
                                    Tennessee limited partnership

                                    By: TRIAD DEVELOPMENT COMPANY, an Illinois
                                        limited partnership, its managing
                                        general partner

                                        By: PRIME OF TENNESSEE, INC., an
                                            Illinois limited partnership, its
                                            general partner

                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------

                                    TRIAD PARKING COMPANY, LTD., a Tennessee limited partnership

                                    By: TRIAD PARKING CORPORATION, its general
                                        partner


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------
CONFIRMED:

KILICO REALTY CORPORATION, an Illinois corporation

By:
   ---------------------------------------
Its:
    --------------------------------------

KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation

By:
   ---------------------------------------
Its:
    --------------------------------------

By:
   ---------------------------------------
Its:
    --------------------------------------

KFC PORTFOLIO CORP., a Delaware corporation

By:
   ---------------------------------------
Its:
    --------------------------------------

KILICO Realty Corporation and
Kemper Investors Life Insurance Company
July 18, 1997
Page 5

CONSENT:

     The Prime Group, Inc., PGC Development, Ltd. and Prime of Tennessee, Inc., individually and as Managing General Partner of Triad Development Company, the general partner of Professional Plaza, Ltd., Centre Square II, Ltd., Old Kingston Properties, Ltd. and Nashville Office Building I, Ltd., each hereby consents to and agrees to be bound by the provisions of the foregoing letter.

                                   THE PRIME GROUP, INC., an Illinois
                                   corporation

                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------
                                   Date:
                                        ----------------------------------------

                                   PRIME OF TENNESSEE, INC., an Illinois
                                   corporation

                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------
                                   Date:
                                        ----------------------------------------

                                   PGC DEVELOPMENT, LTD., an Illinois united partnership

                                   By: PGC, INC., a Delaware corporation, its
                                       general partner


                                       By:
                                          --------------------------------------
                                       Its:
                                          --------------------------------------

                                   EXHIBIT J
                                   ---------
                              FOURTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                         TRIAD DEVELOPMENT COMPANY

See Attached.

                FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                           TRIAD DEVELOPMENT COMPANY


     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF TRIAD DEVELOPMENT COMPANY (this "Amendment") is made and entered into as of the ______ day of _________, 199___, by and among Prime of Tennessee, Inc., an Illinois corporation ("PTI"), KILICO Realty Corporation, an Illinois corporation ("Realty"), The Prime Group, Inc., an Illinois corporation ("Prime"), Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"), and PGC Development, Ltd., an Illinois limited partnership ("PGC Development") (collectively, the "Partners" and individually, a "Partner").

                               R E C I T A L S:

     A. Realty, KILICO and PGC Development entered into that certain Agreement of Limited Partnership of Triad Development Company, dated March 26, 1986 ("Original Agreement"), as amended by that certain First Amendment to Original Agreement, dated as of June 18, 1986, that certain Second Amendment to Original Agreement, dated January 14, 1988, that certain Third Amendment to Original Agreement, dated April 6, 1989, that certain Fourth Amendment to Original Agreement, dated January 22, 1990, and that certain Fifth Amendment to Original Agreement, dated May 14, 1990, providing for, among other things, the formation of the partnership known as Triad Development Company, an Illinois limited partnership (the "Partnership"). The Partners entered into that certain Amended and Restated Agreement of Limited Partnership of Triad Development Company, dated December 11, 1990, as amended and restated by that certain Second Amended and Restated Agreement of Limited Partnership of Triad Development Company, dated April 15, 1991, effective as of December 27, 1990, as amended by that certain First Amendment to Second Amended and Restated Agreement of Limited Partnership of Triad Development Company, dated December 31, 1991 (the "First Amendment"), by that certain Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Triad Development Company, dated March 22, 1994 (the "Second Amendment"), and by that certain Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Triad Development Company entered into as of June 12, 1995, effective as of August 31, 1994 (the "Third Amendment") (the Original Agreement as both amended and restated and further amended by the First Amendment, Second Amendment and Third Amendment is hereinafter referred to as the "Partnership Agreement"). Terms used herein and not otherwise defined herein and which are defined in the Partnership Agreement shall have the meaning given such terms in the Partnership Agreement.

     B. The Partners desire to amend the Partnership Agreement to, among other things, convert the interest of PTI from that of a General Partner to that of a Limited Partner, and to modify the authority and powers of the General Partners and Limited Partners on the terms hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the Partners hereby agree as follows:

     1. Section 1.4 of the Partnership Agreement is hereby amended in its entirety as follows:

          "1.4 'Approved by the General Partners' or 'Approval of the General Partners', or any other similar references in the Partnership Agreement, means approved by the Managing General Partner."

     2. Section 2.4 of the Partnership Agreement is hereby amended in its entirety to read as follows:

          "2.4 Principal Place of Business. The principal place of business of the Partnership shall be c/o ZKS Real Estate Partners, LLC, 225 West Washington Street, Suite 1450, Chicago, Illinois 60606, or any other location approved by the Managing General Partner."

     3. Section 2.6(c) of the Partnership Agreement is hereby amended in its entirety to read as follows:

          "(c) The agent for service of process on the Partnership in the State of Illinois shall be Timothy R. Verrilli, c/o ZKS Real Estate Partners, LLC, 225 West Washington Street, Suite 1450, Chicago, Illinois 60606, or any successor appointed by the Managing General Partner."

     4. Realty is hereby designated the sole General Partner of the Partnership. PTI is hereby designated a Limited Partner of the Partnership and shall no longer be deemed, or act as, a General Partner of the Partnership. PTI's ownership interest in the Partnership, including its interest in capital, Profits and Losses and rights to distribution, shall be an Interest as a Limited Partner. For purposes of Sections 3.1 and 3.2 of the Partnership Agreement, Exhibit "A" of the Partnership Agreement is hereby replaced by Exhibit "A-1" attached to this Amendment, setting forth the names, addresses, Capital Contributions and Percentage Interests of the General Partner and Limited Partners, respectively.

     5. Section 3.5 of the Partnership Agreement is hereby amended in its entirety to read as follows:

          "3.5 Additional Capital Contributions. The General Partner may make additional Capital Contributions to the Partnership from time to time in the exercise of its sole and absolute discretion."

     6. Sections 3.6, 3.7 and 3.8 of the Partnership Agreement are hereby deleted.

     7. Section 6.1 of the Partnership Agreement is hereby amended in its entirety to read as follows:

         "6.1 Management of Partnership. The exclusive management and control of the business and affairs of the Partnership shall be vested in the General Partner. PTI shall not have any power or authority to bind the Partnership with respect to the conduct, business, or affairs of the Partnership. Neither PTI nor any other Limited Partner shall have any right to give or to withhold any approval or consent, or to participate in any decision, or exercise any right, in each case with respect to the business or affairs of the Partnership. Each Partner hereby waives any and all claims such Partner may have against the Partnership or any Partner for breach of fiduciary duty, or any other similar responsibility or obligation whether or not relating to any agreement, commitment, loan or extension of credit by or on behalf of a Partner or an Affiliate of a Partner."

     8. Section 6.2 of the Partnership Agreement is hereby amended in its entirety to read as follows:

          "6.2 Managing General Partner. Realty is hereby designated the Managing General Partner with the full and complete authority, discretion and power with respect to the conduct of the business and the affairs of the Partnership in accordance with the terms of this Agreement. Any actions performed by or obligations undertaken by the Managing General Partner shall be binding on and enforceable against the Partnership, whether or not any other Partner consents thereto or concurs therewith. The Managing General Partner shall have the right to designate another Person (including an Affiliate) as Managing Agent of the Partnership ("Manager"). Any Manager so designated shall have all the rights, duties and responsibilities of the Managing General Partner under this Agreement. The Manager shall be entitled to receive a reasonable fee for its services and be reimbursed reasonable out-of-pocket expenses incurred in the performance of its duties hereunder, any amounts so paid or reimbursed shall be an expense of the Partnership."

     9. All "Major Decisions" described in Section 6.3 of the Partnership Agreement may be taken and implemented by the Managing General Partner in its sole discretion without the approval or consent of any other Partner.

     10. Section 6.12 of the Partnership Agreement is hereby amended in its entirety to read as follows:

           "6.12 Voting Rights. The Limited Partners shall have no voting rights whatsoever under this Agreement."

     11. Article VII of the Partnership Agreement is hereby deleted in its entirety.

     12. Sections 9.2 and 12.16 of the Partnership Agreement are hereby deleted in their entirety.

     13. Section 10.1(d) of the Partnership Agreement is hereby amended by adding the word "or" at the end of clause (iv), deleting "; or" at the end of clause (v) and substituting a period and deleting all of clause (vi).

     14. The Partnership shall have no liability or obligation for payment of Administration Fees, and all references thereto in the Second Amendment and Third Amendment are hereby deleted.

     15. Except as expressly amended herein, the Partnership Agreement shall remain in full force and effect, in accordance with its terms.

                           [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

                                PRIME OF TENNESSEE, INC., an Illinois
                                corporation

                                By:
                                   _______________________________________
                                Its:
                                   _______________________________________

                                KILICO REALTY CORPORATION, an Illinois
                                corporation

                                By:
                                   ___________________________________________
                                Its:
                                    __________________________________________

                                THE PRIME GROUP, INC., an Illinois corporation

                                By:
                                   ___________________________________________
                                Its:
                                   ___________________________________________

                                KEMPER INVESTORS LIFE INSURANCE
                                COMPANY, an Illinois insurance corporation

                                By:
                                   ___________________________________________
                                Its:
                                   ___________________________________________

                                By:
                                   ___________________________________________
                                Its:
                                   ___________________________________________

                                PGC DEVELOPMENT, LTD., an Illinois limited partnership

                                By: PGC, INC., a Delaware corporation
                                    its general partner

                                    By:
                                       _______________________________________
                                    Its:
                                        ______________________________________